(Multicurrency—Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of     October 31, 2006

among

DEUTSCHE BANK AG, NEW YORK BRANCH	and

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5

(Party A)		(Party B)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: —

1.

Interpretation

(a)

Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)

Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)

Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.

Obligations

(a)

General Conditions.

(i)

Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)

Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)

Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate.  Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

DEUTSCHE BANK AG, NEW YORK BRANCH	HSBC BANK USA, NATIONAL BANK, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5
(Party A)	(Party B)

By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

(Multicurrency-Cross Border)

SCHEDULE

to the

Master Agreement

dated as of October 31, 2006

between

DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”),

and

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5 dated as of October 1, 2006 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N. A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions

In this Agreement:-

(a)

“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

and in relation to Party B for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

(b)

“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)

Events of Default.

(i)

The “Breach of Agreement” provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

(ii)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party A, unless Party A has obtained a guarantee or posted collateral following a Collateralization Event or Ratings Event, and will not apply to Party B.

(iii)

The “Misrepresentation” provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.

(iv)

The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(v)

“Cross Default” provisions of Section 5(a)(vi) will not apply to Party A and will not apply to Party B.

(vi)

Clause (2) of the “Bankruptcy” provisions of Section 5(a)(vii) will not apply to Party B with respect to either party’s inability to pay its subordinated debt.

(d)

Termination Events.

(i)

The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will not apply to Party A and will not apply to Party B.

(ii)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(g)

“Termination Currency” means USD.

(h)

Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

(A)

Approved Ratings Threshold.  Upon the occurrence of a Collateralization Event (as defined below), if Party A has not, within 30 days after such ratings downgrade (unless, within 30 days after such downgrade, each applicable Rating Agency has reconfirmed the rating of the Certificates which was in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Certificates were changed due to a circumstance other than the downgrading of Party A's (or its Credit Support Provider’s)  rating), complied with one of the four solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

In the event that (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below “A1” by Moody's or are rated “A1” by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below “P-1” by Moody's or are rated “P-1” by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody’s and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated “Aa3” by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below “A-1” by S&P or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below “A+” by S&P (such event, a "Collateralization Event"), then, Party A, at its own cost and subject to the Rating Agency Condition, shall  within 30 days either (i) cause another entity to replace Party A as party to this Agreement that satisfies the Swap Counterparty Ratings Requirement and that is approved by Party B (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor Party A's obligations under this Agreement, provided that such other person is approved by Party B (which approval shall not be unreasonably withheld); (iii) post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition; or (iv) establish any other arrangement satisfactory to the applicable Rating Agency which will be sufficient to restore the immediately prior ratings of the Certificates (determined without regard to any financial guaranty insurance policy, if applicable).  All collateral posted by Party A shall be returned to Party A immediately upon Party A securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement.

“Swap Counterparty Ratings Requirement” shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A1” by Moody’s (and if rated “A1” by Moody’s, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “P-1” by Moody’s (and if rated “P-1” by Moody’s, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody’s, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “Aa3” by Moody’s (and if rated “Aa3” by Moody’s, such rating is not on watch for possible downgrade).

(B)

Ratings Event. Upon the occurrence of a Ratings Event (as defined below) if Party A has not, within 10 days after such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade, each applicable Rating Agency has reconfirmed the rating of the Certificates which was in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Certificates were changed due to a circumstance other than the withdrawal or downgrading of Party A's (or its Credit Support Provider’s) rating), complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

It shall be a ratings event (“Ratings Event”) if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings Threshold.  “Swap Counterparty Ratings Threshold” shall mean that both (A) the unsecured,  long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least “BBB-” by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least “A2" by Moody’s (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least “P-1” by Moody’s (including if such rating is on watch for possible downgrade) or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody’s, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least “A1” by Moody’s (including if such rating is on watch for possible downgrade).

Following a Ratings Event, Party A shall take the following actions at its own expense and subject to the Rating Agency Condition, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies the Rating Agency Condition (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 days after the occurrence of such a downgrade or withdrawal by S&P or Moody’s, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies.

The occurrence of the Additional Termination Event described in Part 1(h)(A) and (B) shall have no effect on Party A’s obligation to undertake the steps set forth hereunder in the event Party B does not exercise its right to terminate hereunder.  Notwithstanding the foregoing, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to the satisfaction of the Rating Agency Condition.

(C)

Supplemental Pooling and Servicing Agreement without Party A’s Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

(D)

Regulation AB.  Party A shall fail to comply with the provisions of Part 5(m) within thirty (30) days after notice has been given thereunder.  Party A shall be the sole Affected Party.

Part 2: Tax Representations

(a)

Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)

Payee Tax Representations.

Party A Payee Tax Representations.  For the purpose of Section 3(f), Party A makes the following representations:

It is a “foreign person” within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

Party B Payee Tax Representations.  For the purpose of Section 3(f), Party B makes the following representation:

Party B represents that it is a “United States person” as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

Part 3:

Agreement to Deliver Documents

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B

Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.

(i) promptly upon reasonable demand by either party, (ii) within 30 days of the execution and (iii) promptly upon learning that any such document provided by Party A has become obsolete or incorrect.

(b)

Other Documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B

Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation, any Credit Support Documents or any other document entered into in connection with this Agreement to which it is a party, and to evidence the authority of the delivering party to its Credit Support Provider to perform its obligations under this Agreement, such Confirmation, Credit Support Document and/or any other document entered into in connection with this Agreement, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, any Confirmation or any other document entered into in connection with this Agreement,, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party.	Upon execution of this Agreement.	No
Party B	Executed copy of the Pooling and Servicing Agreement	Upon execution of this Agreement.	No

Part 4: Miscellaneous

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

Address for notices or communications to Party A for all purposes shall be sent to:

Deutsche Bank AG, New York Branch

60 Wall Street

New York, NY 10005

Attention: [____________]

In addition, with respect to Party A, all notices under Sections 5 or 6 of this Agreement (other than notices under Section 5(a)(i)) shall be sent to:

Deutsche Bank AG, Head Office

Taunusanlage 12

60262 Frankfurt

Germany

Attention: Legal Department

Telex No: 411836 or 416731 or 41233

Answerback: DBF-D

Party B:

Address for notices or communications to Party B:-

HSBC Bank USA, National Association

Corporate Trust

451 Fifth Avenue

New York, NY 10018-2706

Attention: Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5

Facsimile No.: (212) 525-1300

With a copy to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Client Manager DBALT 2006-AR5

Telephone: 410-884-2000

Facsimile No.: (410) 715-2380

(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable.

Party B appoints as its Process Agent:  Not Applicable.

(c)

Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then the Calculation Agent shall be Party B or Party B shall be entitled to appoint a financial institution which would qualify, as a Reference Market-maker to act as Calculation Agent.

(f)

Credit Support Document. Credit Support Document means

With respect to Party A:  Following a Collateralization Event or Ratings Event any Credit Support Annex or guaranty, if applicable.

With respect to Party B:  The Pooling and Servicing Agreement.

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A: Following a Collateralization Event or Ratings Event any guarantor, if applicable.

Credit Support Provider means in relation to Party B: Not Applicable.

(h)

Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)

“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-” and (ii) deleting the final paragraph thereof.

(l)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition

Part 5: Other Provisions

(a)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi)

Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

(vii)

Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii)

Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Principal. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

(2)

Non-Reliance. It is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(b)

Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(c~~)~~

No Set-off.   Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation).  Accordingly, the provisions for Set-Off in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(d)

No Netting of Payments on Early Termination.  Notwithstanding any provision of this Agreement or any other existing or future agreements to the contrary, payments on Early Termination determined pursuant to Section 6(e) shall be determined separately for each Transaction under this Agreement and the netting provisions of Section 2(c) of this Agreement shall not apply to such payments.  If due to the inapplicability of Section 2(c) both Parties will be making a Payment on Early Termination pursuant to Section 6(e), either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment by the party giving the notice shall be made with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (A) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party by 11:00pm New York Time accompanied by irrevocable payment instructions to the same effect or (B) if the required deposit of the corresponding payment is not made by 11:00pm New York Time, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements.

(e)

Transfer.  Section 7 is hereby amended by adding at the end thereof the sentence: “In addition, any transfer of this Agreement shall be subject to the Rating Agency Condition.” Party A and Party B hereby agree that they will provide written notice to each Rating Agency of any transfer under Section 6(b)(ii).

(f)

Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: “In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition.”

(g)

Amendments to Operative Documents. Party B agrees that it will obtain Party A’s written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A’s rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B’s obligations hereunder.

(h)

No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day or, if longer the applicable preference period, after the payment in full of all of the Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, Party B, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.  This Part 5(h) shall survive the termination of this Agreement.

(i~~)~~

Deduction or Withholding for Tax.  The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

(j)

Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties  in connection with this Agreement or any potential Transaction; (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel of it; and (iii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(k)

Trustee’s Capacity.  It is expressly understood and agreed by the parties hereto that, insofar as this Agreement and any confirmation evidencing a Transaction hereunder is executed by HSBC Bank USA, National Association, (i) this Agreement and such confirmation is executed and delivered by HSBC Bank USA, National Association, not in its individual capacity but solely as trustee of the Issuer and of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Issuer or the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Issuer and the Supplemental Interest Trust, and (iii) under no circumstances will HSBC Bank USA, National Association, in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation.

(1)

Trustee’s Representation.  HSBC Bank USA, National Association, as trustee of the Issuer and of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as trustee on behalf of the Issuer and the Supplemental Interest Trust.

(m)

Compliance with Regulation AB.  For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. §§229.1100 - 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if DB Structured Products, Inc., as sponsor, or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable "significance percentage" with respect to this Agreement has been or will, within 30 days, be reached, and (y) it has a reporting obligation under the Exchange Act, then Party A shall, within thirty (30) days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the Rating Agency Condition): (1) provide (including, if permitted b Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S-K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S-X (17 C.F.R. §§ 210.1-01 through 210.12-29, but excluding 17 C.F.R. § 210.3-05 and Article 11 of Regulation S-X (17 C.F.R. §§ 210.11-01 through 210.11-03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); or (2) deliver collateral (which shall be either USD cash or Permitted Investments) pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the "significance percentage" below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively (it being understood that if the significance percentage is not so reduced with respect to Item 1115(b)(1) or Item 1115(b)(2), respectively, then Party A shall be required to take the actions set forth in (1) above or (3) below); or (3) secure another entity able to comply with the requirements of Item 1115(b) of Reg AB to replace Party A as party to this Agreement on substantially similar terms, the debt rating of which entity (or guarantor therefor) meets or exceeds the Rating Agency Condition.

(n)

Certain Definitions.  Capitalized terms used and not otherwise defined in this Agreement shall have the meaning assigned to such term in the Pooling and Servicing Agreement.

(o)

Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

“Moody’s” means Moody’s Investor Services, Inc.

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of the Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of the Certificates (determined without regard to any financial guaranty insurance policy, if applicable).

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

DEUTSCHE BANK AG, NEW YORK BRANCH

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5

("Party A")	("Party B")
By: /s/ Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President

Deutsche Bank Aktiengesellschaft

To:

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5

Attn:	Corporate Trust & Loan Agency/DBALT 2006-AR5
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Reference:	Global No. N526367N
Date:	October 31, 2006

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5 (“Counterparty”) created under the Pooling and Servicing Agreement for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5 dated as of October 1, 2006 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

2.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates.  This Confirmation supplements, forms part of, and  is subject to the terms and conditions of the ISDA Master Agreement dated as of October 31, 2006, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:	With respect to any Calculation Period the amount set forth for such period on Schedule I attached.
Trade Date:	October 26, 2006
Effective Date:	November 25, 2006
Termination Date:	July 25, 2011, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.20%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2006, and ending on July 25, 2011 with No Adjustments.

Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	250 * Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	250 * Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Additional Payments:	DBAG shall pay Counterparty USD 1,350,000 on October 31, 2006.
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N526367N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account # 3970771416 FFC to: DBALT 2006-AR5, Certificate Swap Account # 50956102

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5

/s/ Diane Anderson Name: Diane Anderson Title: AVP Date: 10/31/06	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: 10/31/06
/s/ Mathew Hoff Name: Mathew Hoff Title: AVP Date: 10/31/06

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Start Date	End Date	Notional	Strike
25-Nov-06	25-Dec-06	5,126,066.58	5.20%
25-Dec-06	25-Jan-07	4,987,183.00	5.20%
25-Jan-07	25-Feb-07	4,839,647.52	5.20%
25-Feb-07	25-Mar-07	4,682,499.21	5.20%
25-Mar-07	25-Apr-07	4,515,173.74	5.20%
25-Apr-07	25-May-07	4,339,767.67	5.20%
25-May-07	25-Jun-07	4,147,701.22	5.20%
25-Jun-07	25-Jul-07	3,960,976.60	5.20%
25-Jul-07	25-Aug-07	3,769,828.33	5.20%
25-Aug-07	25-Sep-07	3,586,296.37	5.20%
25-Sep-07	25-Oct-07	3,411,524.43	5.20%
25-Oct-07	25-Nov-07	3,245,413.17	5.20%
25-Nov-07	25-Dec-07	3,087,388.13	5.20%
25-Dec-07	25-Jan-08	2,937,055.76	5.20%
25-Jan-08	25-Feb-08	2,794,041.66	5.20%
25-Feb-08	25-Mar-08	2,657,989.65	5.20%
25-Mar-08	25-Apr-08	2,528,560.87	5.20%
25-Apr-08	25-May-08	2,405,432.97	5.20%
25-May-08	25-Jun-08	2,287,832.43	5.20%
25-Jun-08	25-Jul-08	2,176,423.88	5.20%
25-Jul-08	25-Aug-08	2,057,912.64	5.20%
25-Aug-08	25-Sep-08	1,956,323.04	5.20%
25-Sep-08	25-Oct-08	1,861,055.05	5.20%
25-Oct-08	25-Nov-08	1,770,425.18	5.20%
25-Nov-08	25-Dec-08	1,684,207.68	5.20%
25-Dec-08	25-Jan-09	1,602,187.77	5.20%
25-Jan-09	25-Feb-09	1,524,161.14	5.20%
25-Feb-09	25-Mar-09	1,449,933.42	5.20%
25-Mar-09	25-Apr-09	1,379,224.73	5.20%
25-Apr-09	25-May-09	1,311,517.13	5.20%
25-May-09	25-Jun-09	1,246,004.32	5.20%
25-Jun-09	25-Jul-09	1,163,572.10	5.20%
25-Jul-09	25-Aug-09	993,365.93	5.20%
25-Aug-09	25-Sep-09	942,626.82	5.20%
25-Sep-09	25-Oct-09	896,719.65	5.20%
25-Oct-09	25-Nov-09	853,047.63	5.20%
25-Nov-09	25-Dec-09	811,501.94	5.20%
25-Dec-09	25-Jan-10	771,979.10	5.20%
25-Jan-10	25-Feb-10	734,380.63	5.20%
25-Feb-10	25-Mar-10	698,612.85	5.20%
25-Mar-10	25-Apr-10	664,586.65	5.20%
25-Apr-10	25-May-10	632,217.25	5.20%
25-May-10	25-Jun-10	601,424.00	5.20%
25-Jun-10	25-Jul-10	572,130.16	5.20%
25-Jul-10	25-Aug-10	544,262.75	5.20%
25-Aug-10	25-Sep-10	517,752.32	5.20%
25-Sep-10	25-Oct-10	492,532.82	5.20%
25-Oct-10	25-Nov-10	468,541.39	5.20%
25-Nov-10	25-Dec-10	445,718.26	5.20%
25-Dec-10	25-Jan-11	424,006.53	5.20%
25-Jan-11	25-Feb-11	403,320.58	5.20%
25-Feb-11	25-Mar-11	383,673.56	5.20%
25-Mar-11	25-Apr-11	364,937.84	5.20%
25-Apr-11	25-May-11	347,029.91	5.20%
25-May-11	25-Jun-11	330,099.25	5.20%
25-Jun-11	25-Jul-11	304,657.77	5.20%
25-Jul-11	25-Aug-11	0.00	5.20%